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                                                             Exhibit A



                                                                                                                         Pro Forma
                                                     III              Chiralt           Rose Cos.       Adjustments      Combined

          ASSETS
Cash and cash equivalents                         $        15       $    21,782        $   129,961                      $   151,758
Accounts receivable, net                          $         -       $    37,500        $ 1,244,601                      $ 1,282,101
Inventory                                         $         -                          $ 2,036,948                      $ 2,036,948
Other current assets                              $         -                          $    81,046                      $    81,046
                                                  ----------------------------------------------------------------------------------
  Total current assets                            $        15       $    59,282        $ 3,492,556             $0       $ 3,551,853
Property and equipment, net                       $         -       $   289,896        $ 6,206,555                      $ 6,496,451
Investment in Quantex                                               $ 2,500,000                                         $ 2,500,000
Other                                             $    40,000       $ 1,210,961        $   305,853                      $ 1,556,814
                                                  ==================================================================================
  Total assets                                    $    40,015       $ 4,060,139        $10,004,964             $0       $14,105,118
                                                  ==================================================================================

     LIABILITIES AND EQUITY
Accounts payable                                  $    64,509       $   501,686        $ 1,030,093                      $ 1,596,288
Accrued liabilities and other                     $         -       $   505,246        $   111,128                      $   616,374
Notes payable and current portion                                                                                         $       -
  of long-term obligations                        $         -       $ 2,110,278        $   104,012                      $ 2,214,290
                                                  ----------------------------------------------------------------------------------
  Total current liabilities                       $    64,509       $ 3,117,210        $ 1,245,233             $0       $ 4,426,952
Long-term obligations                             $         -                          $ 1,564,431                      $ 1,564,431
Deferred income taxes                                                                  $   781,000                      $   781,000

Subsidiary preferred stock                                          $ 3,212,735                                         $ 3,212,735
Minority interest                                                                      $     3,835                      $     3,835
Stockholders' equity:
 Common stock                                     $     1,736       $    20,000        $ 6,457,100    ($6,459,543)      $    19,293
 Paid-in capital                                  $ 2,731,608       $     5,670                        $3,701,705       $ 6,438,983
 Foreign currency translation adj                                                      $   (46,635)                     $   (46,635)
 Deficit                                          $(2,757,838)      $(2,295,476)                       $2,757,838       $(2,295,476)
                                                  ----------------------------------------------------------------------------------
  Total stockholders' equity                      $   (24,494)      $(2,269,806)       $ 6,410,465             $0       $ 4,116,165
                                                  ==================================================================================
                                                  $    40,015       $ 4,060,139        $10,004,964     $       -       $14,105,118
                                                  ==================================================================================

Stockholders' equity is adjusted to give effect to the issuance of 3,000,000 common shares for the acquisition of the Rose Cos. and 11,630,408 common shares for the acquisition of Chiralt.

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